UPDATING SUMMARY PROSPECTUS
May 1, 2026
Farmers EssentialLife® Variable Universal Life
A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
ISSUED THROUGH:
Farmers Variable Life Separate Account A
BY
Farmers New World Life Insurance Company
This Updating Summary Prospectus provides certain updated information about the Farmers EssentialLife® Variable Universal Life, an individual flexible premium variable life insurance policy (the “Policy”), issued by Farmers New World Life Insurance Company. This Policy is currently not being issued.
The statutory prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at https://vpx.broadridge.com/GetContract1.asp?cid=fnwl&fid=fvl. You can also obtain this information at no cost by calling
1-877-376-8008, or emailing us at farmersvariable@infosys.com.
Additional information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Replacing your existing annuity or life insurance policy with this Policy may not be to your advantage.
An investment in this Policy is not a bank deposit, and no bank endorses or guarantees the Policy. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this summary prospectus is accurate or complete.
Anyone who tells you otherwise is committing a Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.
Accumulation Unit Value. An accounting unit we use to calculate Subaccount values. It measures the net investment results of each of the Subaccounts.
Attained Age. The sum of the Issue Age plus the number of Policy Years completed since the Issue Date.
Beneficiary. The Beneficiary is the natural person(s) or the entity(ies) named to receive the Death benefit Amount Payable at the Insured’s death.
Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in the Prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.
Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus the Surrender Charge, if any, minus any Monthly Deduction due and unpaid, and minus any Policy Loan Balance.
Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company
Contract Value. On the Valuation Day, the Contract Value is equal to the Fixed Account Value plus the Subaccount Policy Value plus any Loan Account Value.
Death Benefit Amount Payable. If the Insured dies while the Policy is In Force, the amount we will pay to the Beneficiary on receipt of satisfactory Proof of Death is the Death Benefit in effect as of the date of death; less any Monthly Deductions due and unpaid at the date of death; less any Policy Loan Balance; plus the amounts to be paid under the terms of any attached riders.
Face Amount. An amount chosen by you that is used to determine the Death Benefit. The actual Death Benefit Amount Payable paid upon death may be more or less than the Face Amount. Face Amount is sometimes referred to as Principal Sum.
Fixed Account. An account that is secured by our general account, and is not a part of or dependent on the investment performance of the Variable Account.
Fixed Account Value. The portion of your Contract Value allocated to the Fixed Account. Your Policy’s Fixed Account Value is backed by our general account, and is not a part of or dependent on the investment performance of the Variable Account.
Fund(s). Investment companies that are registered with the SEC. The Policy allows you to invest in the portfolios of the funds that are listed in the Appendix of the Prospectus.
General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.
Home Office. The address of our Home Office is 12822 SE 32nd Street, Suite 2, Bellevue, WA 98005.
Initial Premium. The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on your Policy’s specification page.
Insured. The natural person whose life is Insured by this Policy.
Issue Age. The Insured’s age as of his/her last birthday on this Policy’s Issue Date.
Issue Date. The effective date for the insurance coverage under this Policy, provided the first Premium Payment has been made. Policy Months, Years, and Anniversaries are measured from the Issue Date.
Loan Account Value. The portion of your Contract Value allocated to the loan account.
Lapse. The termination of this Policy due to nonpayment of sufficient Premium Payments or Loan Repayments. A policy that has lapsed provides no further values or benefits.

Monthly Deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction is the Cost of Insurance Charge for the Policy; plus the Risk Charges of any attached riders; plus the Monthly Administration Charge; plus any Monthly Underwriting and Sales Expense Charge.
Monthly Due Date. The day of each month on which Monthly Deductions are determined and become due. It is on the same day of the month as the Issue Date.
NYSE. The New York Stock Exchange
Outstanding Loan Amount. The Policy Loan Balance is the sum of Policy Loans taken; plus accrued loan interest; minus the sum of Loan Repayments. The loan account is part of our General Account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.
Portfolio. A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.
Premium Class. An underwriting classification that is used to determine the Monthly Deduction, Surrender Charge, and Minimum Premium.
Premiums. Any Planned or Unplanned Premium Payment for this Policy and any attached riders. When we use the term “premium” in the Prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.
Premium Expense Charge. An amount deducted from each Premium Payment before the remainder of the premium payment is allocated to the Subaccounts and Fixed Account based on your current allocation percentages for Premium Payments.
Reallocation Date. The first Valuation Day on or after the Record Date; plus the number of days in the Right to Examine Period; plus 10 days.
Record Date. The date we record your Policy on Our books as an In Force policy.
Right to Examine Period. The period when you may return the Policy and receive a refund of the greater of all premiums you paid for the Policy or the Contract Value on the date we receive the returned Policy at Our Home Office. The length of the Right to Examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your Right to Examine Period.
Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. Infosys McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.
Subaccount. The Subaccounts are invested in distinct underlying fund portfolios. The Accumulation Unit Value of each Subaccount will fluctuate in accordance with the investment experience of the Subaccount’s underlying fund portfolios.
Surrender. The termination of the Policy at the option of the Owner.
Surrender Charge. The amount, based on the Face Amount, we charge you to fully surrender the Policy. The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the issue date; and (b) is the Surrender Charge for each increase in Face Amount. The Surrender Charge applies during the first nine years after the Issue Date and the first nine years after each increase in Face Amount.
Tax Code. The Internal Revenue Code of 1986, as amended.
Variable Account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.
Written Notice. The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.
You (your, Owner). The person entitled to exercise all rights as Policy Owner under the Policy.

Updated Information About Your Policy

The information in this Updating Summary Prospectus is a summary of certain Policy features that have changed since the prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Policy.
Changes
None.
Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges for Early Withdrawal
There are surrender charges assessed if your Policy is surrendered during the first 9 Policy years, or within 9 years following any increase in Face Amount. The amount of the charge depends on the age of the insured person and other factors, but the maximum charge is $44.40 per $1000 of Face Amount. For example, if the Face Amount is $100,000, the highest possible surrender charge would be $4,440.

See “Charges and Deductions – Surrender Charge” in the statutory prospectus.

Transaction Charges
In addition to surrender charges (if applicable), you may also be charged for the following transactions:

• A premium expense charge will be deducted upon the payment of each premium.

• A partial surrender processing fee will be deducted upon any partial surrender.

• A transfer fee may be deducted upon transfers into or out of a variable subaccount (or the fixed account) after you have made more than 12 such transfers in a year.

• A fee may be charged upon request for an additional annual report.

See “Charges and Deductions” in the statutory prospectus.

Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits under the Policy. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification). You should view the policy specifications page of your Policy for rates applicable to your Policy.

See “Charges and Deductions” in the statutory prospectus.

You will also bear expenses associated with the underlying portfolios under the Policy, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio fees and expenses)*	0.19%	1.09%
	*As a percentage of Portfolio net assets. See “Appendix: Portfolios Available Under the Policy” in this Summary Prospectus.

RISKS
Risk of Loss	You can lose money by investing in the Policy. See “Principal Policy Risks” in the statutory prospectus.
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges, including the premium expense charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.

See “Principal Policy Risks – Effects of Surrender Charges” in the statutory prospectus.

Risks Associated with Investment Options
An investment in the Policy is subject to the risk of poor performance and can vary depending on the performance of the Subaccount allocation options available under the Policy (i.e., Portfolios). Each such option (as well as the Fixed Account) will have its own unique risks, and you should review these options before making an allocation decision.

See “Principal Policy Risks – Risk of Poor Investment Performance” in the statutory prospectus.

Insurance Company Risks
Your investment in the policy is subject to risks related to Farmers New World Life Insurance Company (“Farmers”), including that the obligations (including under the Fixed Account option), guarantees, or benefits are subject to the claims-paying ability of Farmers. Information about Farmers, including its financial strength ratings, is available upon request from your Farmers representative. Our current financial strength ratings can also be obtained at www.ambest.com.

See “Farmers New World Life Insurance Company and Fixed Account – Farmers New World Life Insurance Company” in the statutory prospectus.

Contract Lapse
The Policy may lapse as a result of insufficient premium payments, poor performance of the variable Subaccounts and/or Fixed Account you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.

See “Policy Lapse and Reinstatement” in the statutory prospectus.

RESTRICTIONS
Investments
There are limitations on the transfer of Policy value among investment options (i.e., Subaccounts and the Fixed Account). These restrictions include an annual limit on the number of free transfers you may make, and a charge for transfers in excess of that limit, as well as a minimum dollar amount for transfers. We also impose additional restrictions to discourage market timing and disruptive trading activity.

See “Transfers” in the statutory prospectus.

The Policy also allows us to eliminate the shares of a Portfolio or class of Portfolio shares, or to substitute shares of another new or existing Portfolio, subject to applicable legal requirements.

See “The Variable Account and the Portfolios” in the statutory prospectus.

Optional Benefits
There are restrictions and limitations relating to supplemental benefits (riders) offered under the Policy, as well as conditions under which a supplemental benefit may be modified or terminated by us. For example, certain supplemental benefits may be subject to underwriting, and your election of an option may result in restrictions on certain policy benefits.

See “Other Benefits Available Under the Policy” in the statutory prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan. If we pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, unless the Policy is a Modified Endowment Contract in which case to the extent there are earnings in the contract, they will be treated as being distributed first and subject to tax. Any portion not treated as a return of your premiums is includible in your income. The taxable portion of distributions also is subject to tax penalties under some circumstances.

See “Federal Tax Considerations” in the statutory prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
The policy is currently not being issued, however, some investment professionals may receive compensation in connection with additional Premiums in an outstanding Policy, including by means of commissions, and may have a financial incentive to recommend such additional premiums over another investment.

See “Additional Information” in the statutory prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.

See “The Policy – Tax-Free “Section 1035” Exchanges” in the statutory prospectus.

Appendix: Portfolios Available Under the Policy
The following is a list of Portfolios under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://vpx.broadridge.com/GetContract1.asp?cid=fnwl&fid=fvl. You can also request this information at no cost by calling
1-877-376-8008 or emailing us at farmersvariable@infosys.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher, and performance would be lower, if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 year	10 year
Seeks to provide a high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds Asset Allocation Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.54%	15.85%	8.97%	9.77%
Seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.	American Funds Capital Income Builder® (Class 2 Shares)[1] Investment Adviser: Capital Research and Management CompanySM	0.66%	20.41%	9.08%	7.59%
Seeks to provide long-term growth of capital while providing current income.	American Funds Capital World Growth and Income Fund (Class 2 Shares)[1] Investment Adviser: Capital Research and Management CompanySM	0.76%	24.80%	10.29%	11.02%
Seeks to provide a long-term growth of capital.	American Funds Global Growth Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.76%	21.62%	8.23%	12.17%
Seeks to provide growth of capital.	American Funds Growth Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.58%	20.24%	13.37%	17.97%
Seeks to achieve long-term growth of capital and income.	American Funds Growth-Income Fund (Class 2 Shares) Investment Adviser: Capital Research and Management CompanySM	0.53%	18.06%	13.90%	13.92%
Seeks to provide long-term growth of capital.	American Funds EUPAC Fund (Class 2 Shares)[3] Investment Adviser: Capital Research and Management CompanySM	0.78%	26.77%	3.40%	7.00%
Seeks capital growth.	BNY Mellon Small Cap Portfolio (Service Shares)[4] Investment Adviser: BNY Mellon Investment Advisors, Inc. Sub Adviser: Newton Investment Management North America, LLC	0.98%	10.70%	4.00%	7.56%
Seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares) Investment Adviser: BNY Mellon Investment Advisors, Inc. Subadviser: Newton Investment Management Limited	0.91%	15.67%	11.65%	13.27%
Seeks long-term growth of capital.	DWS CROCI® International VIP (Series I) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.94%	44.90%	10.86%	8.21%
Seeks to achieve a high rate of total return.	DWS CROCI® U.S. VIP (Series II) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.79%	17.19%	12.30%	8.17%
Seeks above-average capital appreciation over the long term.	DWS Global Small Cap VIP (Series I) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	1.08%	20.51%	6.74%	6.70%
Seeks maximum current income to the extent consistent with stability of principal.	DWS Government Money Market VIP (Series II) (Class A Shares) Investment Adviser: DWS Investment Management Americas, Inc.	0.39%	3.96%	2.97%	1.87%
Seeks to provide a high level of current income.	DWS High Income VIP (Series II) (Class A Shares)[1] Investment Adviser: DWS Investment Management Americas, Inc.	0.90%	8.94%	4.25%	6.00%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2010 Portfolio (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.63%	10.26%	2.89%	5.46%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2015 Portfolio (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.66%	11.66%	3.73%	6.33%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.69%	12.99%	4.57%	7.11%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2025 Portfolio (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.71%	14.23%	5.25%	7.75%
Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2 Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.74%	15.16%	5.98%	8.61%
Seeks high total return with a secondary objective of principal preservation.	Fidelity® VIP Freedom Retirement Portfolio (Service Class 2 Shares)[5] Investment Adviser: Fidelity Management & Research Company LLC	0.61%	9.31%	2.08%	4.17%
Seeks high current income and, as a secondary objective, capital appreciation.	Fidelity® VIP FundsManager 20% Portfolio (Service Class 2 Shares)[1] Investment Adviser: Fidelity Management & Research Company LLC	0.77%	9.03%	3.00%	4.08%t
Seeks high total return. Seeks high total return.	Fidelity® VIP FundsManager 50% Portfolio (Service Class 2 Shares)[1] Investment Adviser: Fidelity Management & Research Company LLC	0.89%	14.03%	5.63%	7.09%
Seeks high total return.	Fidelity® VIP FundsManager 70% Portfolio (Service Class 2 Shares)[1] Investment Adviser: Fidelity Management & Research Company LLC	0.95%	16.91%	7.58%	8.95%
Seeks high total return.	Fidelity® VIP FundsManager 85% Portfolio (Service Class 2 Shares)[1] Investment Adviser: Fidelity Management & Research Company LLC	0.98%	19.26%	8.93%	10.34%
Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.65%	14.80%	13.59%	17.33%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.	Fidelity® VIP Index 500 Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC Subadviser: Geode Capital Management, LLC	0.19%	17.66%	14.20%	14.59%

Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio (Service Class Shares) Investment Adviser: Fidelity Management & Research Company LLC	0.65%	11.66%	10.00%	10.48%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund (Class 2 Shares)[2] Investment Adviser: Franklin Mutual Advisors, LLC	0.92%	7.65%	8.86%	9.81%
Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization and mid-capitalization companies.	Franklin Small-Mid Cap Growth VIP Fund (Class 2 Shares)[1] Investment Adviser: Franklin Advisors, Inc.	1.09%	2.52%	1.03%	9.89%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio (Service Class Shares) Investment Adviser: Janus Henderson Investors US LLC	0.87%	14.82%	8.21%	9.86%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Shares) Investment Adviser: Janus Henderson Investors US LLC	0.62%	18.14%	11.65%	16.24%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO International Bond Portfolio(U.S. Dollar-Hedged) (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)	1.09%	3.95%	1.03%	2.88%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO Low Duration Portfolio (Administrative Class Shares) Investment Adviser: Pacific Investment Management Company LLC (“PIMCO”)	0.66%	5.52%	1.57%	1.79%
Seeks to provide as high a level of total return as is consistent with reasonable risk.	Principal SAM Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.48%	13.65%	6.99%	8.01%
Seeks to provide a high level of total return consistent with a moderate degree of principal risk.	Principal SAM Conservative Balanced Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.49%	11.28%	4.78%	6.12%
Seeks to provide long-term capital appreciation.	Principal SAM Conservative Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.49%	15.31%	8.74%	9.67%
Seeks to provide A high level of total return.	Principal SAM Flexible Income Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.50%	9.61%	3.31%	4.85%
Seeks to provide long-term capital appreciation.	Principal SAM Strategic Growth Portfolio (Class 2 Shares) Investment Adviser: Principal Global Investors, LLC	0.49%	16.61%	9.88%	10.69%
1 This Portfolio is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Portfolio’s prospectus for additional information.
2 The Subaccount that invests in this Portfolio is closed to new investors.
[3]	Effective May 1, 2026, the American Funds International Fund is renamed American Funds EUPAC Fund.
[4]	Effective December 31, 2025, the BNY Opportunistic Small Cap Portfolio is renamed BNY Small Cap Portfolio.
[5]	Effective May 1, 2026, the Fidelity VIP Freedom Income Fund is renamed Fidelity VIP Freedom Retirement Fund.

Back Cover Page
This Summary Prospectus incorporates by reference the Policy statutory prospectus dated May 1, 2026, as amended or supplemented.
The EDGAR contract identifier for the Contract is C000064226.

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